UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2009

General Electric Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-6461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 3.03 Material Modification to Rights of Security Holders.

On March 5, 2009, General Electric Capital Corporation (the “Company”), an indirect subsidiary of General Electric Company (“GE”), distributed information to holders of certain series of its outstanding notes announcing an offer to purchase and consent solicitation with respect to those series.   On April 8, 2009, the Company announced that pursuant to its offer, it had received valid tenders and the requisite consents for amendments to the indentures governing nine series of its notes as indicated below (the “Consented Series”):

CUSIP/ISIN Number	Title of Security
369622DN2/US369622DN23	8.125% Guaranteed Subordinated Notes due May 15, 2012
369622BT1/US369622BT11	Floating Rate Notes due September 1, 2048
369622BW4/US369622BW40	Floating Rate Notes due January 1, 2049
369622CC7/US369622CC76	Floating Rate Notes due November 1, 2049
369622CE3/US369622CE33	Floating Rate Notes due February 1, 2050
369622CU7/US369622CU74	Floating Rate Notes due November 1, 2050
369622DS1/US369622DS10	Floating Rate Notes due October 1, 2053
369622DD4/US369622DD41	Floating Rate Notes due May 1, 2051
369622DY8/US369622DY87*	8.310% Notes due April 13, 2009
36962FUN4/US36962FUN40*	7.750% Notes due June 9, 2009
36962FUT1/US36962FUT10*	7.500% Notes due June 15, 2009
36962FBS4/US36962FBS48*	7.940% Notes due December 10, 2012
None*	8.960% Notes due July 15, 2009
None*	9.190% Notes due July 16, 2009
36962GAM6/US36962GAM69*	Floating Rate Notes due December 15, 2035
36962GFS8/US36962GFS84*	Floating Rate Notes due May 15, 2036
36962GFW9/US36962GFW96*	Floating Rate Notes due May 28, 2036
36962FXW1/US36962FXW12*	Floating Rate Notes due September 1, 2054
36962F2H8/US36962F2H81*	Floating Rate Notes due June 28, 2055
36962F2L9/US36962F2L93*	Floating Rate Notes due June 30, 2055
36962F4Q6*	Floating Rate Notes due August 30, 2055
36962F5E2/US36962F5E24*	Floating Rate Notes due September 8, 2055

*
Issued as Global Medium-Term Notes, Series A, under the same indenture and, accordingly, voted together as a single series for purposes of determining the requisite consents with respect to such notes.   Each of the other notes listed above (without an asterisk) voted as a separate series.

Accordingly, on April 9, 2009, the Company, GE (solely with respect to the Guaranteed Subordinated Notes due May 15, 2012) and The Bank of New York Mellon, as trustee, executed amendments to the indentures governing the Consented Series removing the negative covenant that limited the ability of the Company and certain of its subsidiaries to pledge property and assets to secure debt without equally and ratably securing notes of the Consented Series.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation
(Registrant)

Date: April 15, 2009	/s/ Jamie S. Miller
Jamie S. Miller
Senior Vice President and Controller

(3)